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                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (the "Agreement") is entered into by and between Salex Holding Corporation, a Delaware corporation (the "Company"), with its principal office at 50 Laser Court, Hauppauge, New York 11788, and an individual residing at _____________________ (hereinafter "Holder").

                  1. Definitions. Capitalized terms used herein and not otherwise defined hereunder shall have the meanings as set forth in the Company's Confidential Private Offering Memorandum dated July 3, 1996. As used in this Agreement, the following terms shall have the following meanings:

                           "Holder" shall mean any purchaser or any assignee
under this Agreement who holds any Registrable Securities (as defined below).

                           The terms "register", "registered" and "registration"
refer to a registration effected by preparing and filing a registration statement in compliance with the Act, including the declaration or ordering of the effectiveness of such registration statement.

                           "Registrable Securities" means Shares (as defined
below) which have not been registered pursuant to this Agreement.

                           "Registration Expenses" shall mean all expenses
incurred by the Company in connection with a registration hereunder, including, without limitation, all registration and filing fees, printing expenses, blue sky fees and expenses, the expense of any special audits incident to or required by any such


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registration, the fees and disbursements of counsel for the Company, including expenses related to any legal opinions issued by the Company in connection with the sale or transfer of the Shares by the Holder, but excluding the compensation of regular employees of the Company (which shall be paid in any event by the Company).

                  "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Shares and all fees and disbursements of counsel for any Holder in connection with the sale of the Shares (other than expenses of Company counsel referred to above under Registration Expenses).

                  "Shares" means shares of the Company's Common Stock that are
(i) purchased from the Company, (ii) issued or issuable upon exercise of a warrant or option issued by the Company, or (iii) issued or issuable upon conversion of securities of the Company which are, by their terms, convertible into Common Stock, including Common Stock issued in respect of such shares of Common Stock as a result of any stock split, stock dividend, recapitalization, or similar event.

         2. "Piggy-Back" Registration.

                  (a) If the Company shall determine at any time to register any of its Common Stock or securities which are convertible into or exercisable for Common Stock (other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, or a registration on any registration form which does not permit secondary sales) the Company will: (i) promptly give to the

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Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws), and (ii) cause to be included in such registration and in any underwriting involved therein all the Registrable Securities specified in a written request or requests made by the Holder within 20 days after receipt of such written notice from the Company ("Designated Piggy-Back Securities") provided, however, that the number of Registrable Securities so registered may be limited by the underwriter's cut-back provision set forth in the following Section 2(c), and to the extent that Designated Piggy-Back Securities are not registered pursuant to the underwriter's cut-back provision set forth in the following Section 2(c) ("Cut-Back Securities"), the Holder may exercise Piggy-Back rights with respect to Cut-Back Securities, pro rata with any other Holder who has also been unable to register securities as a result of the underwriter's cut-back provision set forth in the following Section 2(c).

                  (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as part of the written notice given pursuant to Section 2(a). In such event, the right of the Holder to registration pursuant to Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

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                  (c) Any Holder proposing to distribute his or its securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter(s) selected for underwriting by the Company. Notwithstanding any other provision of this Section 2, the Company shall not be required to include in the registration the securities of any Holder unless the Holder accepts and agrees to the terms proposed by the underwriters selected by the Company, and then only in such quantity that will not, in the opinion of the underwriters and based on marketing factors identified by such underwriters, jeopardize the success of the offering by the Company. If the total number of Registrable Securities which the Holder(s) request to be included in any offering exceeds the number of shares which the underwriters reasonably believe is compatible with the success of the offering, the Company shall only be required to include in the offering so many of the shares as the underwriters believe will not jeopardize the success of the offering. In such instance, the Registrable Securities of the Holders to be included in the registration shall be allocated among all the Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. The number of shares proposed to be registered by the Company and the price therefor as proposed by the Company shall have priority in the above process and shall not be reduced until

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after all Registrable Securities of the Holders have been excluded from the proposed registration.

         3. Information by Holder. The Holder(s) of Registrable Securities included in any registration shall cooperate with the Company and any underwriters to effect such registration(s), including providing to the Company any consents and furnishing to the Company such information regarding such Holder(s) and the distribution proposed by such Holder(s) as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Agreement.

         4. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification, or compliance pursuant to
Section 2 of this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by each Holder of the securities so registered solely to the extent that, in the case of fees and disbursements of counsel, such expenses were directly authorized by such Holder, and in the case of underwriting discounts and selling commissions, pro rata on the basis of the number of their shares so registered.

         5. Indemnification. In the event that the Registrable Securities of a Holder are included in a registration statement filed under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify each such Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification, or compliance of

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Registrable Securities of such Holder has been effected pursuant to this
Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case for amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the reasonable consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any

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untrue statement or omission based upon written information furnished to the
Company by such Holder and stated to be specifically used therein.

                  (b) To the extent permitted by law, each such Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, individually (and not on a joint and several basis) indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Holder, each of such other Holder's officers, directors, and partners, and each person controlling such other Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders, such directors, officers, partners, person, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement)

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or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically used therein, provided that the Holder will not be liable in any case for amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the reasonable consent of the Holder (which consent shall not be unreasonably withheld), and provided further, that the liability of any Holder hereunder shall be limited to the net proceeds to such Holder from the Shares of such Holder that were sold in such offering.

                  (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve such Indemnifying Party of its obligations under this Agreement. No Indemnifying Party, in the

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defense of any such claim or litigation, shall, except with the consent of each
Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         6. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of any outstanding Shares to the public without registration, the Company agrees after any registration to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act of 1934 ("Exchange Act"), as long as it is subject to such reporting requirements; and

                  (c) so long as a Holder holds any Shares, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

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         7. Limitations on Future Registration Rights. Without the prior written consent of the Holders of not less than a majority of the Registrable Securities (which consent shall not be unreasonably withheld), the Company shall not grant registration rights with respect to the securities of the Company to any third party unless (i) such agreement includes a "market stand-off" agreement pursuant to which such third party holder agrees not to sell or otherwise dispose of any securities of the Company held by such third party holder during the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act, (ii) such agreement includes an underwriter's cut-back provision equivalent to the ones contained in Section 2(c) above, (iii) such registration rights are "piggy-back" registration rights, (iv) such registration rights do not apply to an initial public offering of the Company's stock, (v) the shares of the holders of such registration shall be pooled with the Shares of the Holders under this Agreement in any registration, and all such shareholders shall participate in such registration on a pro rata basis, and
(vi) such registration rights shall be similar or identical in all other respects to the registration rights granted hereunder.

         8. Modifications and Waivers. This Agreement may not be amended or modified, nor may the rights of any party hereunder be waived, except by a written document that is executed by the Holders and the Company. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any

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other provision hereof, nor shall any waiver constitute a continuing waiver.

         9. Successors. This Agreement is and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither the Company nor any of the Holders shall assign this Agreement to any third party.

         10. Rights and Obligations of Third Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third parties to any party to this Agreement, nor shall any provision give any third party any right of subrogation or action against any party to this Agreement.

         11. Notices. Any notice, request, consent, or other communication hereunder shall be in writing and shall be sent by one of the following means:
(i) mailed by registered or certified first class air mail, postage prepaid;
(ii) by facsimile transmission; (iii) by reputable overnight courier; or (iv) by personal delivery, and shall be properly addressed to the Company or the Holder as the case may be, at the address set forth above, or to such other address or addresses as the Company or each Holder shall hereafter designate to the other parties in writing. Notices sent by facsimile, courier, or personal delivery shall be

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effective when received; notices sent by mail shall be effective 3 days after receipt.

         12. Entire Agreement. This Agreement and the exhibits hereto constitute the entire agreement between the parties hereto in relation to the subject matter hereof. Any prior written or oral negotiations, correspondence, or understandings relating to the subject matter hereof shall be superseded by this Agreement and shall have no force or effect.

         13. Severability. If any provision which is not essential to the effectuation of the basic purpose of this Agreement is determined by a court of competent jurisdiction to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of the remaining provisions of this Agreement.

         14. Headings. The headings of the Sections of this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of any provisions hereof.

         15. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

         16. Governing Law. This Agreement shall be constructed in accordance with and governed by the laws of the State of New York (applicable to contracts to be performed wholly within the State).

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         IN WITNESS WHEREOF, the Company and Holder have caused this Agreement to be executed by his or its duly authorized representative.

SALEX HOLDING CORPORATION                                  HOLDER

By: ______________________                  By: ______________________________

Date: ____________________                  Date: ____________________________

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